                CERTAIN INFORMATION CONCERNING RD CAPITAL, INC.

General

     RDC is a fully integrated real estate operating company formed in 1987 by Ross Dworman to acquire, redevelop, own and manage neighborhood and community shopping centers and multi-family properties located in the East and Midwest regions of the United States. In 1990, Kenneth F. Bernstein joined Mr. Dworman as Chief Operating Officer.

     RDC's investment strategy is to acquire sub-performing properties at discounts to replacement cost, to create significant value through timely capital improvements and property redevelopment, and to realize the need for and utilize financial engineering to enhance investor returns. In contrast to opportunity funds which rely primarily on "value recognition" by simply acquiring an undervalued sector and recognizing value as it recovers, RDC "creates value" through active management and leasing.

     Messrs. Dworman and Bernstein work closely with the members of RDC's financial/acquisition, leasing, management, construction and legal teams to integrate investment strategy with day-to-day operations. The successful implementation of this strategy is accomplished by RDC's group of highly experienced professionals using a vertically-integrated organization specializing in acquisition, finance, asset and property management, leasing and redevelopment.

     By constantly educating and increasing its contacts with potential sources of assets, RDC solicits over 1,200 property submissions annually. Its acquisition team then quickly identifies opportunities, prices deals and negotiates contracts. Since 1987, RDC has acquired, re-positioned and enhanced operations at more than 40 commercial and residential properties valued in excess of $500 million.

     As RDC seeks to maximize asset values, it similarly seeks to maximize the value of each facet of its organization. Property management's (accounting, leasing, construction and legal) involvement is an essential component to a successful acquisition and "value creation" program. Value maximization relies on purchasing properties at an appropriate price and incorporating the property management group into the acquisition process which results in acquisitions that are appropriately priced giving effect to each asset's specific risks and returns. This integration provides a carefully coordinated effort of acquisition with property management members working in unison to accomplish clearly defined objectives for each asset.

     Because of property management's involvement with, and corresponding understanding of, the acquisition process, management minimizes transition time and can immediately execute an asset's strategic plan. RDC's property management members have extensive experience in providing solutions to complex management, construction and leasing issues as well as in-depth regional and local market knowledge. Only by closely coordinating RDC's financial, leasing, construction and legal efforts is each property and RDC's portfolio's cash flows and values efficiently and effectively maximized.

The RD Capital Properties

     The RDC Properties consist of 19 assets comprising 13 retail properties, five multi-family properties and one redevelopment property. The retail properties comprise an aggregate of 2.2 million square feet of GLA, range in size from approximately 87,000 to 310,000 square feet of GLA, and average 171,000 square feet of GLA, while the multi-family properties total 2,273 units and range in size from 282 to 600 units, averaging 455 units. As of December 31, 1997, the retail properties were leased to over 254 tenants and had a weighted average occupancy rate of approximately 92%; weighted average occupancy rate for the multi-family properties was approximately 91%. Upon completion of construction, the redevelopment property will comprise approximately 19,000 GLA of retail space and 21 residential units.

     RDC's retail properties are located primarily throughout the Northeast/Mid-Atlantic and Midwest regions of the continental United States. These properties are generally well-established, anchored community and neighborhood shopping centers situated in infill, densely populated areas offering attractive trade area demographics. The shopping centers have good visibility and access from major thoroughfares with layouts and features which are attractive to current and prospective tenants.

     The retail properties are leased to a variety of national, regional and credit tenants, as well as a large number of local enterprises. Major tenants include, among others, A&P (representing 8.4% of the base rent attributable to the retail properties), Grand Union (2.8%) and TJ Maxx (2.0%) with Caldor, Cineplex Odeon, Pergament, Shaw's Supermarket, JC Penney, Circuit City, Walgreen's, King Kullen and Office Max each accounting for between 1.2% and 1.8% of the base rent attributable to the retail properties.

     RDC's multi-family properties consist of good quality garden apartment communities well positioned in their specific target markets. The properties have maintained consistently high occupancy levels and achieved strong net operating income growth.

     The following table sets forth certain information concerning the RDC
Properties:

                                  RD CAPITAL


                         Portfolio Summary By Property





                                                               Retail: Gross
                                                                  Leasable               %
                                                               Area (Sq. Ft.)         Occupied        Total
                                Year Built/    Ownership   ---------------------       as of        Number of
Property/Location              Renovated(1)     Interest    Multi-Family: Units    3/31/1998 (2)     Tenants
----------------------------  --------------  -----------  ---------------------  ---------------  -----------
I. RETAIL:
Crossroads Shopping Center    1979/1994        Fee(a)             310,897               100%            43
Greenburgh, NY
Walnut Hill Plaza             1959/1989        Fee                260,988(b)             90%            23
Woonsocket, RI
Merrillville Plaza            1988/1997        Fee                235,420                97%            28
Hobart, IN


Bloomfield Town Square        1957/1994        Fee                216,303(c)             94%            20
Bloomfield Hills, MI


Town Line Plaza               1970/1998        Fee                192,752(d)             96%(e)         11
Rocky Hill, CT
Atrium Mall                   1958/1989        Fee(f)             178,434                78%            12
Abington, PA
Soundview Marketplace         1950/1994        LI/Fee(g)          169,583(h)             92%(i)         22
Port Washington, NY

The Caldor Shopping Center    1974/1988        Fee                129,494               100%             4
Methuen, MA
Branch Shopping Center        1965/1995        LI(j)              125,812               100%            18
Village of the Branch, NY
Elmwood Park Plaza            1951             Fee                124,144(k)             84%            14
Elmwood Park, NJ
Hobson West Plaza             1989(l)          Fee                 99,950                90%            22
Naperville, IL
Smithtown Shopping Center     1955/1998        Fee(m)              87,180                84%            23
Smithtown, NY
Marketplace of Absecon        1995             Fee(n)              75,699(o)             97%(o)         14
Absecon, NJ
II. MULTIFAMILY:
Village Apartments            1970/1993        Fee                    600                86%            na
WinstonSalem, NC
Columbia Apartments (GHT)     1964/1991        Fee                    592                90%            na
Columbia, MO

                                   Annualized Base Rent                            Tenants Leasing           Current
                                 In Place at 3/31/1998(3)       Percentage         10% or More of             Lease
                              ------------------------------     of 1998         Gross Leasable/Area       Expiration
                                               Per Occupied     Total Base          Per Property          (Lease Option
Property/Location              Total ($000)       Sq. Ft.      Rent ($000)          as of 3/31/98          Expiration)
----------------------------  --------------  --------------  -------------  --------------------------  --------------
I. RETAIL:
Crossroads Shopping Center        $4,677         $ 15.20         13.3%       Caldor (32%)                 2012 (2037)
Greenburgh, NY                                                               Waldbaum's (A&P) (12%)       2007 (2032)
Walnut Hill Plaza                  1,557           6.63           4.4%       Sears (21%)                  2003 (2033)
Woonsocket, RI                                                               Shaw's Supermarket (18%)     2013 (2043)
Merrillville Plaza                 2,086           9.04           5.9%       JC Penney (21%)              2008 (2018)
Hobart, IN                                                                   Office Max (12%)             2008 (2028)
                                                                             TJ Maxx (12%)                2004 (2009)
                                                                             Kids 'R Us (10%)             2014 (2029)
Bloomfield Town Square             1,788           8.98           5.1%       Burlington Coat (19%)        2009 (2014)
Bloomfield Hills, MI                                                         Drug Emporium (16%)          2000 (2020)
                                                                             TJ Maxx (16%)                2003 (2013)
                                                                             Office Max (11%)             2010 (2025)
Town Line Plaza                      511           5.54           1.5%       Waldbaum's (A&P) (57%)       2017 (2052)
Rocky Hill, CT                                                               Goodwill Indus. (11%)        2008 (none)
Atrium Mall                        1,783          12.81           5.1%       SuperFresh (A&P) (25%)       2009 (2039)
Abington, PA                                                                 Circuit City (18%)           2009 (2029)
Soundview Marketplace              2,063          13.22           5.9%       King Kullen (23%)            2007 (2022)
Port Washington, NY                                                          Cineplex Odeon (14%)         2010 (2030)
                                                                             McCrory's (11%)              2003 (none)
The Caldor Shopping Center           468           3.61           1.3%       Caldor (66%)                 2001 (2021)
Methuen, MA                                                                  DeMoulas Market (24%)        2000 (2015)
Branch Shopping Center             1,778          14.13           5.1%       Grand Union (50%)            2013 (2028)
Village of the Branch, NY                                                    Pergament (16%)              2004 (2019)
Elmwood Park Plaza                 1,634          15.67           4.6%       Grand Union (22%)            2001 (none)
Elmwood Park, NJ
Hobson West Plaza                    857           9.32           2.4%       Eagle Foods (52%)            2007 (2032)
Naperville, IL
Smithtown Shopping Center          1,381          19.80           3.9%       Daffy's (19%)                2008 (2028)
Smithtown, NY                                                                Walgreens (10%)              2021 (none)
Marketplace of Absecon             1,031          14.04           2.9%       SuperFresh (A&P) (40%)       2015 (2055)
Absecon, NJ
II. MULTIFAMILY:
Village Apartments                 2,753             na           7.8%                  na
WinstonSalem, NC
Columbia Apartments (GHT)          2,228           na             6.3%                  na
Columbia, MO

                                                               Leasable               %        Retail: Gross
                                                            Area (Sq. Ft.)         Occupied        Total
                             Year Built/    Ownership   ---------------------       as of        Number of
Property/Location           Renovated(1)     Interest    Multi-Family: Units    3/31/1998 (2)     Tenants
-------------------------  --------------  -----------  ---------------------  ---------------  -----------
Glen Oaks Apartments       1979/1995-        Fee                    463             94%               na
Greenbelt, MD                 present
Marley Run Apartments      1990              Fee                    336             97%               na
Pasadena, MD
White Gate Village         1960's/1992       Fee                    282             83%               na
 Apartments (The Colony)
Columbia, MO
III. REDEVELOPMENT:
239 Greenwich Avenue       1910/1998         Fee(p)
Greenwich, CT
 Retail                                                          19,199             na                na
 Multi-Family                                                        21             na                na
Total Retail:                                                 2,225,855             na               254
Average:                                                        171,220             92%               20
                                                              -------------------------------------------
Total Multifamily:                                                2,294             na                na
Average:                                                            459             90%(4)            na
                                                              -------------------------------------------
Total Portfolio:


                                Annualized Base Rent                         Tenants Leasing         Current
                              In Place at 3/31/1998(4)       Percentage       10% or More of          Lease
                           ------------------------------     of 1998      Gross Leasable/Area     Expiration
                                            Per Occupied     Total Base        Per Property       (Lease Option
Property/Location           Total ($000)       Sq. Ft.      Rent ($000)       as of 3/31/98        Expiration)
-------------------------  --------------  --------------  -------------  ---------------------  --------------
Glen Oaks Apartments           $ 4,593          na         13.1%                    na
Greenbelt, MD
Marley Run Apartments            2,945          na          8.4%                    na
Pasadena, MD
White Gate Village               1,029          na          2.9%                    na
 Apartments (The Colony)
Columbia, MO
III. REDEVELOPMENT:
239 Greenwich Avenue
Greenwich, CT
 Retail                          na             na              na                  na                 na
 Multi-Family                    na             na              na                  na
Total Retail:                  $21,614          na           61%
Average:                         1,663     $ 10.52              na
                               -------     -------         -------
Total Multifamily:              13,548          na           39%
Average:                         2,710          na              na
                               -------        -------      -------
Total Portfolio:               $35,162          na          100%
                               -------        -------      ----

Notes:
(1) Year of renovation is defined as the year in which the property incurred capital costs of at least $1 million.
(2) Represents leased occupancy.
(3) Reflects March 1998 base rent, annualized.
(4) Does not include 239 Greenwich Avenue, which is currently under redevelopment.
(a) It is expected that the Trust will only acquire a 49% interest in the two partnerships that own the fee interests in the property.
(b) Excludes basement space of 29,592 gross leaseable square feet.
(c) Excludes non-retail space of 12,688 rentable square feet
(d) Includes a 92,500 gross leaseable square foot non-owned Caldor department store. The property is being redeveloped and expanded by an additional 13,000 square feet of gross leaseable area to accommodate a 65,000 square foot Waldbaums (A&P) Supermarket.
(e) Occupancy excludes the occupied and non-owned 92,500 gross leaseable square foot Caldor department store.
(f) It is expected that the Trust will only acquire a 89% interest in the partnership that owns the fee interest in the property.
(g) LI: Leasehold Interest -- A portion of the property is subject to a long-term ground lease having at least 35 years remaining in term. It is expected that the Trust will only acquire a 50% interest in the partnership that owns the leasehold interest in the property.
(h) Property is comprised of retail: 161,340 gross leaseable square feet and office: 22,128 rentable square feet, of which the Gross Leaseable Area excludes to-be-built office space of 13,885 rentable square feet.
(i) Reflects retail gross leaseable area occupancy. Office occupancy is 37%, inclusive of the to-be-built 13,885 rentable square feet.
(j) LI: Leasehold Interest The property is subject to a long-term ground lease having at least 65 years remaining in term (including options) and the existing rental rate is fixed until 2020.
(k) Property is currently 124,144 sq. ft., excluding a vacant office tower of approximately 65,000 sq. ft. Owner is currently seeking township approval to redevelop the property and construct additional gross leaseable area to accommodate an A&P Supermarket.
(l) Property was built in two phases in 1980 and 1989.
(m) It is expected that the Trust will only acquire a 49% interest in the partnership that owns the fee interest in the property.
(n) It is expected that the Trust will only acquire a 50% interest in the partnership that owns the fee interest in the property.
(o) Property is currently 75,699 gross leaseable square feet and 97% occupied. Ownership is currently constructing an additional 15,500 square feet of which 12,247 square feet is pre-leased and has obtained township approval to construct up to a total of approximately 42,000 square feet.
(p) Property is currently vacant and is being redeveloped. It is expected that the Trust will only acquire a 75% interest in the partnership that owns the fee interest in the property.

Lease Expirations

     The following table sets forth a schedule of the annual lease expirations at the RDC Retail Properties with respect to leases in place as of March 31, 1998 for each of the next ten years and thereafter (assuming that no tenants exercise renewal or cancellation options and that there are no tenant bankruptcies or other defaults):


                                       Gross
                                     Leaseable                                                Weighted
    Expiring       No. of Leases        Area       % of GLA       Current          % of       Avg. Rent
      Year            Expiring         (GLA)       Expiring     Annual Rent     Base Rent      P.S.F.
---------------   ---------------   -----------   ----------   -------------   -----------   ----------
        1998             20             46,818      2.27%      $   755,723       3.44%        $ 16.14
        1999             28             74,502      3.61%        1,367,030       6.23%          18.35
        2000             36            180,233      8.73%        1,816,561       8.28%          10.08
        2001             27            187,499      9.08%        1,480,576       6.75%           7.90
        2002             34            115,448      5.59%        1,900,018       8.66%          16.46
        2003             17            175,470      8.50%        1,635,915       7.45%           9.32
        2004             19            141,893      6.87%        1,769,512       8.06%          12.47
        2005             16             75,778      3.67%          998,026       4.55%          13.17
        2006             12             53,864      2.61%          828,889       3.78%          15.39
        2007             13            181,354      8.79%        2,017,808       9.20%          11.13
                         --            -------    ------       -----------     ------         -------
    Subtotal            222          1,232,859     59.72%      $14,570,058      66.40%        $ 11.82
   Thereafter            40            831,473     40.28%        7,374,413      33.60%           8.87
                        ---          ---------    ------       -----------     ------         -------
     Total              262          2,064,332    100.00%      $21,944,471     100.00%        $ 10.63
                        ===          =========    ======       ===========     ======         =======